AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

SUPPLEMENT DATED JULY 25, 2005 TO THE

PROSPECTUS DATED MARCH 1, 2005, AS AMENDED

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Enterprise Multimanager Funds Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suit 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment sub-adviser (“Adviser”) for the AXA Enterprise Money Market Fund II and the termination of the offering of the fund’s shares.

AXA Enterprise Money Market Fund II

Effective as of June 16, 2005, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, replaced Alliance Capital Management L.P., the Adviser to the AXA Enterprise Money Market Fund II (“Money Market Fund II”), with The Dreyfus Corporation (“Dreyfus”).

As the new Adviser to the Money Market Fund II, Dreyfus will attempt to achieve the fund’s investment objective of seeking a high level of current income that is consistent with maintaining liquidity and preserving capital by investing the assets of the Money Market Fund II in a diversified portfolio of high-quality, short-term debt securities. It is anticipated that the Money Market Fund II normally will be invested in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by U.S. banks and foreign branches of U.S. banks, repurchase agreements, asset-backed securities and commercial paper and other short-term corporate obligations of U.S. issuers.

The principal risks of investing in the Money Market Fund II are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus. In addition, the following risk is added to the section under the caption “Principal Investment Risks.”

•	Banking Industry Sector Risk - To the extent that the Money Market Fund II invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investments.

The day-to-day portfolio management of the Money Market Fund II is handled by a team of investment professionals at Dreyfus.

Dreyfus, located at 200 Park Avenue, New York, New York 10166, was founded in 1951 and currently manages approximately 200 mutual fund portfolios. As of March 31, 2005, Dreyfus had approximately $161 billion in assets under management.

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Effective July 31, 2005, shares of the Money Market Fund II will not be available for initial purchases, including exchanges.